                                                                  EXHIBIT (b)(2)


                       INVESTMENT BANKING PRESENTATION

                                      TO


                           THE SPECIAL COMMITTEE OF

                           THE BOARD OF DIRECTORS OF

                           CHAPARRAL STEEL COMPANY



                                JUNE 20, 1997


                     THE ROBINSON-HUMPHREY COMPANY, INC.


                        INVESTMENT BANKERS SINCE 1894

                              TABLE OF CONTENTS

-------------------------------------------------------------------------------

   I. MARKET COMPARISON OF SELECTED PUBLIC COMPANIES AND IMPLIED VALUATION ANALYSIS

  II.  DISCOUNTED CASH FLOW MODEL

 III. ANALYSIS OF PREMIUMS FOR MINORITY INTEREST ACQUISITIONS IN GOING PRIVATE TRANSACTIONS

  IV.  ADJUSTED BOOK VALUE ANALYSIS

   V.  VALUATION BASED ON ANNUAL TONS CAPACITY

  VI.  DILUTION ANALYSIS

 VII.  ANALYSIS OF PROJECTED EARNINGS

VIII.  RETURNS ANALYSIS BASED ON INITIAL PURCHASE AT IPO

The Robinson-Humphrey Company, Inc.


                                PROJECT GIRDER
                MARKET COMPARISON OF SELECTED PUBLIC COMPANIES

                                                                                                           EARNINGS PER SHARE [1]
                                                                                     MARKET   PRICES AS    ----------------------
                                                      LATEST        52 WEEK           PRICE    % OF                CAL.    CAL.
TICKER  EXCHANGE  COMPANY                       FYE   FILING     HIGH      LOW       6/18/97    HIGH     LTM       1997    1998
------  --------  -------                       ---   ------     ----      ---       -------    ----     ---       ----    ----
MINIMILL STEEL COMPANIES
------------------------
BIR     NYSE   Birmingham Steel Corp.            JE     3/97    $22.00    $14.12     $16.25    73.9%     $0.59    $0.82    $1.69
CMC     NYSE   Commercial Metals Co.             AU     2/97     33.50     27.12      31.38    93.7%      2.72     2.79     3.55
IPS     NYSE   IPSCO Inc. (in US$)               DC    12/96     32.37     21.12      31.50    97.3%      2.27     2.52     3.43
KESI    OTC    Kentucky Electric Steel           SP     3/97      8.62      4.12       5.75    66.7%     (0.73)    0.00     0.65
LUC     NYSE   Lukens Inc.                       DC     3/97     26.12     13.50      19.13    73.2%     (0.78)    0.24     1.42
NSS     NYSE   NS Group, Inc.                    SP     3/97      9.25      2.50       9.25   100.0%     (0.23)      NA       NA
NWSW    OTC    Northwestern Steel & Wire         JL     1/97      7.12      2.12       2.63    36.9%     (0.14)   (0.11)   (0.12)
NUE     OTC    Nucor Corporation                 DC     3/97     59.50     44.75      56.75    95.4%      2.97     3.41     3.89
OS      NYSE   Oregon Steel Mills, Inc.          DC     3/97     22.50     12.50      21.25    94.4%      0.96     1.09     1.61
NX      NYSE   Quanex Corporation                OC     1/97     29.50     19.37      29.38    99.6%      2.23     2.51     3.21 F
RESC    OTC    Roanoke Electric Steel            OC     1/97     17.75     11.75      16.25    91.5%      1.87     2.09     2.25 F
SCHN    OTC    Schnitzer Steel Industries        AU     2/97     31.25     22.00      25.50    81.6%      1.39     1.78     2.26
SWVA    OTC    Steel Co. of West Virginia        DC     3/97     10.75      5.25       9.75    90.7%      0.48     0.95     1.16
STLD    OTC    Steel Dynamics Inc.               DC     3/97     25.37     16.50      22.00    86.7%      0.49     0.98     1.56

        --------------------------------------------------------------------------------------------------------------------------
        AVERAGE                                                                                84.4%
        MEDIAN                                                                                 91.1%
        ==========================================================================================================================
               GIRDER                            MY     5/97    $15.37    $10.50     $15.00    97.6%     $1.41    $1.43    $1.46


                                                   PRICE/EARNINGS RATIO
                                                -------------------------
                                                          CAL.       CAL.      SHARES        MARKET     BOOK     MARKET/
TICKER  EXCHANGE  COMPANY                       LTM       1997       1998    OUTSTANDING     CAP'N      VALUE     BOOK
------  -------  -------                        ---       ----       ----    -----------     -------    -------  -------
MINIMILL STEEL COMPANIES                                                           (MM)         ($MM)      ($MM)
------------------------
BIR     NYSE   Birmingham Steel Corp.           27.5 X    19.8 X      9.6 X     29.678        $482.3   $  472.9    1.0 X
CMC     NYSE   Commercial Metals Co.            11.5      11.2        8.8       15.293         479.8      352.0    1.4
IPS     NYSE   IPSCO Inc. (in US$)              13.9      12.5        9.2       27.104         853.8      585.5    1.5
KESI    OTC    Kentucky Electric Steel            NM        NM        8.8        4.623          26.6       33.7    0.8
LUC     NYSE   Lukens Inc.                        NM      79.7 *     13.5       14.940         285.7      238.5    1.2
NSS     NYSE   NS Group, Inc.                     NM        NA         NA       13.866         128.3       59.1    2.2
NWSW    OTC    Northwestern Steel & Wire          NM        NM         NM       24.509          64.3       97.4    0.7
NUE     OTC    Nucor Corporation                19.1      16.6       14.6       87.852       4,985.6    1,666.9    3.0
OS      NYSE   Oregon Steel Mills, Inc.         22.1      19.5       13.2       25.693         546.0      356.2    1.5
NX      NYSE   Quanex Corporation               13.2      11.7        9.2       13.678         401.8      200.5    2.0
RESC    OTC    Roanoke Electric Steel            8.7       7.8        7.2        7.492         121.7       95.4    1.3
SCHN    OTC    Schnitzer Steel Industries       18.3      14.3       11.3       10.348         263.9      226.9    1.2
SWVA    OTC    Steel Co. of West Virginia       20.3      10.3        8.4        5.991          58.4       50.6    1.2
STLD    OTC    Steel Dynamics Inc.              44.9 *    22.4       14.1       47.853       1,052.8      279.3    3.8 *
       -----------------------------------------------------------------------------------------------------------------
       AVERAGE                                  17.2 x    14.6 x     10.7 x                                        1.4 x
       MEDIAN                                   18.7 x    14.3 x      9.4 x                                        1.3 x
       =================================================================================================================
               GIRDER                           10.6 x    10.5 x     10.3 x     28.404      $  426.1    $ 326.3    1.3 x


------------------------------------------------
* Excluded from average. F - Fiscal Year Estimate.
NA - Not Available
NM - Not Meaningful

[1] Estimates are from the First Call Research Network dated 6/18/97.

The Robinson-Humphrey Company, Inc.




                              PROJECT GIRDER
                MARKET COMPARISON OF SELECTED PUBLIC COMPANIES


                                                                                       LTM
                                TOTAL      TOTAL        TOTAL          ---------------------------------       EBIT     EBITDA
COMPANY                         DEBT       CASH      FIRM VALUE[1]     REVENUES       EBIT        EBITDA      MARGIN    MARGIN
-------                         -----      ----      -------------     --------       ----        ------      ------    ------
                                ($MM)      ($MM)         ($MM)           ($MM)        ($MM)       ($MM)
MINIMILL STEEL COMPANIES
------------------------
Birmingham Steel Corp.           $518.5    $  1.8       $  998.0        $  932.2    $  49.6 [2]   $ 93.0 [2]     5.3%     10.0%
Commercial Metals Co.             214.0      15.3          678.5         2,270.7       81.0        123.1         3.6%      5.4%
IPSCO Inc. (in US$)               285.3     167.8          971.4           595.6       91.6        105.9        15.4%     17.8%
Kentucky Electric Steel            30.2       0.1           56.7            96.5       (6.7)        (3.4)       (6.9%)    (3.5%)
Lukens Inc.                       262.7       9.1          539.3           954.3        5.1         54.6         0.5%      5.7%
NS Group, Inc.                    166.2      19.8          274.7           431.6       23.4         42.0         5.4%      9.7%
Northwestern Steel & Wire         195.8       0.7          259.5           639.9       19.2         45.0         3.0%      7.0%
Nucor Corporation                 188.2     168.4        5,005.4         3,781.4      409.2        602.3        10.8%     15.9%
Oregon Steel Mills, Inc.          347.6       7.8          885.8           67.07       49.8         78.9         7.4%     11.7%
Quanex Corporation                284.5      37.2          649.0           939.5       69.1        108.9         7.4%     11.6%
Roanoke Electric Steel             36.0      11.2          146.5           246.2       24.1         32.9         9.8%     13.3%
Schnitzer Steel Industries        108.1       6.9          365.0           344.3       23.5         39.2         6.8%     11.4%
Steel Co. of West Virginia         17.5       0.0           75.9            93.1        5.9         12.8         6.4%     13.8%
Steel Dynamics Inc.               206.4      48.2        1,211.0           318.4       42.7         64.2         13.4%    20.2%
                  ----------------------------------------------------------------------------------------------------------------
                  AVERAGE                                                                                         6.3%    10.7%
                  MEDIAN                                                                                          6.6%    11.5%
                  ================================================================================================================
GIRDER                          $  65.0    $ 14.3       $  476.8        $  616.7     $ 69.8       $103.0         11.3%    16.7%


                                                                              3 YEAR CAGR
                                             FIRM VALUE TO:                ------------------
                                -------------------------------------                   NET
COMPANY                           REVENUES       EBIT        EBITDA         REVENUE    INCOME
-------                           --------       ----        ------        --------    ------
MINIMILL STEEL COMPANIES
------------------------
Birmingham Steel Corp.            1.07 X         20.1 X       10.7 x          8.8%         NM
Commercial Metals Co.             0.30            8.4          5.5           18.1%       32.6%
IPSCO Inc. (in US$)               1.63           10.6          9.2           (2.6%)      20.1%
Kentucky Electric Steel           0.59             NM           NM           (2.1%)        NM
Lukens Inc.                       0.57          106.3*         9.9            1.2%         NM
NS Group, Inc.                    0.64           11.8          6.5           16.2%         NM
Northwestern Steel & Wire         0.41           13.5          5.8            4.7%       43.7%
Nucor Corporation                 1.32           12.2          8.3           10.7%        4.6%
Oregon Steel Mills, Inc.          1.32           17.8         11.2           (4.0%)        NM
Quanex Corporation                0.69            9.4          6.0           13.2%       32.1%
Roanoke Electric Steel            0.60            6.1          4.5            6.8%       14.0%
Schnitzer Steel Industries        1.06           15.5          9.3           13.9%       39.3%
Steel Co. of West Virginia        0.82           12.8          5.9          (12.4%)        NM
Steel Dynamics Inc.               3.80 *         28.3 *       18.8 *           NM          NM
                  ----------------------------------------------------------------------------
                  AVERAGE         0.85 X         12.6 x        7.7 x          5.6%       26.6%
                  MEDIAN          0.75 x         12.8 x        8.3 x          6.8%       32.1%
                  ============================================================================

   GIRDER                         0.77 X          6.8 x        4.6 x          7.7%       43.2%


-------------------------------------
* Excluded from average.
NA - Not applicable
NM - Not Meaningful


[1] Firm value equals market capitalization plus total debt and preferred stock minus cash and marketable securities.
[2] Excludes $11.6 million loss provision on mill modernization.

                                PROJECT GIRDER
   IMPLIED VALUATION ANALYSIS UTILIZING SELECTED PUBLIC COMPANIES UNIVERSE
                            (DOLLARS IN THOUSANDS)


                                                                   AVERAGE MINIMILL STEEL COMPANIES MULTIPLES
                                              ----------------------------------------------------------------------------------
VALUATION                             CSM           PRICE               PRICE/                    PRICE/            PRICE/
PARAMETER                            VALUE       LTM EARNINGS      CAL. 1997 EARNINGS        CAL. 1997 EARNINGS      BOOK
---------                            -----       -------------     ----------------------    ------------------     ------
LTM Earnings                        $40.2           17.2 x

Fiscal 1998 Earnings                $61.8                                14.6 x

Fiscal 1999 Earnings                $65.2                                                           10.7 x

Book Value at May 31, 1997         $326.3                                                                             1.4 x



                                                      AVERAGE MINIMOILL STEEL COMPANIES MULTIPLES
                                              --------------------------------------------------------------- IMPLIED
VALUATION                            CSM          FIRM VALUE/          FIRM/VALUE              FIRM/VALUE       FIRM    TOTAL DEBT
PARAMETER                           VALUE        LTM REVENUES          LTM EBITDA               LTM EBIT       VALUE   LESS CASH [1]
---------                           -----        ------------          ----------              ----------      ------  -------------

LTM Revenues                        $616.7          0.85 x                                                     $521.7       $50.7

LTM EBITDA                          $103.0                                7.7 X                                $796.3       $50.7

LTM EBIT                            $ 69.8                                                        12.6 X       $877.2       $50.7


                                                        IMPLIED
                                     IMPLIED             EQUITY
VALUATION                            EQUITY               VALUE
PARAMETER                            VALUE              PER SHARE
---------                            -------            ---------
LTM Earnings                         $690.7             $24.32

Fiscal 1998 Earnings                 $903.1             $31.80

Fiscal 1999 Earnings                 $695.0             $24.47

Book Value at May 31, 1997           $471.3             $16.59






VALUATION
PARAMETER
---------
LTM Revenues                         $471.0              $16.58

LTM EBITDA                           $745.6              $26.25

LTM EBIT                             $826.4              $29.10

                      AVERAGE        $686.2              $24.16
                      =========================================
                      MEDIAN         $695.0              $24.47
                      =========================================


--------------------------------------------------
* Excluded from average and median.

[1] Cash and debt as may 31, 1997.

PROJECT GIRDER
Purchase Price Matrix Based on EBITDA Multiples
-------------------------------------------------------------------------------
(Dollars in Millions)


LTM EBITDA            $103.0
Latest Net Debt       $ 50.7
Shares                  28.4
============================

                                                              EBITDA Multiple
                       ----------------------------------------------------------------------------------------------
                        4.0        4.5        5.0        5.5        6.0        6.5        7.0        7.5        8.0
                       ----------------------------------------------------------------------------------------------
Equity Value           $361.2     $412.7     $464.2     $515.6     $567.1     $618.6     $670.1     $721.6     $773.1

Equity Value
 per Share             $12.72     $14.53     $16.34     $18.15     $19.97     $21.78     $23.59     $25.40     $27.22


                              Chaparral Steel Co
                               Price and Volume
                         Daily: 01/01/96 to 06/18/97



                                   [GRAPH]


TICKER SYMBOL:  CSM                                      CUSIP NUMBER:  15942210

The Robinson-Humphrey Company, Inc.


PROJECT GIRDER
PROJECTED EBITDA MARGIN ASSUMPTIONS
-------------------------------------------------------------------------------


                                                        PROJECTED FISCAL YEAR ENDING MAY 31,
                               ----------------------------------------------------------------------------------------
                                 1998           1999            2000            2001            2002            2003
                                -----           ----            ----            ----            ----            ----
CASE 1                          19.3%           20.0%           19.1%           21.5%           23.2%           25.0%

CASE 2                          16.9%           17.8%           17.3%           19.2%           21.0%           23.0%

CASE 3                          19.3%           20.0%           20.2%           22.4%           24.9%           28.0%

CASE 4                          12.9%           13.8%           13.0%           14.9%           16.9%           18.9%

CASE 5                          16.5%           17.9%           17.5%           19.6%           22.0%           24.1%

CASE 6                          16.5%           17.9%           12.4%           14.7%           17.1%           19.3%

====================================================================================================================

HISTORICAL 10 YEAR AVG.         15.8%           15.8%           15.8%           15.8%           15.8%           15.8%

The Robinson-Humphrey Company, Inc.


                                PROJECT GIRDER
                             PROJECTED CASH FLOWS
                    FORECAST FOR FISCAL YEARS 1998 - 2003
-------------------------------------------------------------------------------


                                                             HISTORICAL           PROJECTED FISCAL YEAR ENDING MAY 31,
                                                                                ----------------------------------------
PROJECTIONS USED IN VALUATION (DOLLARS IN THOUSANDS):             1997            1998             1999           2000
---------------------------------------------------            ---------        --------         --------       --------
Sales                                                           $616,676        $705,569         $704,917       $ 957,727
  Percent Change                                                                    14.4%            -0.1%           35.9%

Cost of Sales                                                    484,367         518,309          508,958         709,129
                                                                --------        --------         --------        --------
Gross Profit                                                     132,309         187,259          195,959         248,597
  Gross Margin                                                      21.5%           26.5%            27.8%           26.0%

Operating Expenses                                                62,350          82,183           87,240        117,,311

Operating Income                                                  69,959         105,076          108,719         131,286
  Operating Margin                                                  11.3%           14.9%            15.4%           13.7%

Income Taxes                                                      31,072          44,975           46,505          55,983
                                                                --------        --------         --------        --------
  Effective Tax Rate                                                44.4%           42.8%            42.8%           42.6%

After-Tax Operating Income                                      $ 38,887        $ 60,101         $ 62,214        $ 75,303
  After-Tax Operating Margin                                         6.3%            8.5%             8.8%            7.9%

CASH SOURCES:
  After-Tax Operating Income                                    $ 38,887        $ 60,101         $ 62,214        $ 75,303
  Depreciation & Amortization                                     33,153          31,082           32,098          51,292
  Deferred Income Taxes & Other Credits                           (1,467)         (1,592)           6,042          25,292
                                                                --------        --------         --------        --------

TOTAL SOURCES                                                   $ 70,573        $ 89,591         $100,354        $151,887
                                                                ========        ========         ========        ========

CASH USES:
  Capital Expenditures                                          $ 33,776        $ 95,000         $277,000        $127,492
  Increase/(Decrease) in Net Working Capital                      23,894          (3,344)            (696)         36,715
                                                                --------        --------         --------        --------
TOTAL USES                                                      $ 57,670        $ 91,656         $276,304        $164,207
                                                                ========        ========         ========        ========

FREE CASH FLOW                                                  $ 12,903       ($  2,065)       ($175,959)      ($ 12,320)
                                                                =========================================================


                                                                                      PROJECTED YEARS ENDING MAY 31,
                                                                                ----------------------------------------
Projections Used in Valuation (Dollars in Thousands):                              2001            2002            2003
                                                                                ----------     -----------      ----------
Sales                                                                           $1,081,029      $1,155,406      $1,224,321
  Percent Change                                                                      12.9%            6.9%            6.0%

Cost of Sales                                                                      784,322          813,939        839,330
                                                                                ----------      -----------     ----------
Gross Profit                                                                       296,706          341,467        384,991
  Gross Margin                                                                        27.4%            29.6%          31.4%

Operating Expenses                                                                 123,120          124,245        123,958

Operating Income                                                                   173,586          217,222        261,033
  Operating Margin                                                                    16.1%            18.8%          21.3%

Income Taxes                                                                        73,749           92,076        110,477
                                                                                ----------      -----------     ----------
  Effective Tax Rate                                                                  42.5%            42.4%          42.3%

After-Tax Operating Income                                                      $   99,837      $   125,146     $  150,556
  After-Tax Operating Margin                                                           9.2%            10.8%          12.3%

CASH SOURCES:
  After-Tax Operating Income                                                    $   99,837      $   125,146     $  150,556
  Depreciation & Amortization                                                       54,665           50,909         46,609
  Deferred Income Taxes & Other Credits                                             22,269           28,270         17,936
                                                                                ----------      -----------     ----------

TOTAL SOURCES                                                                   $  176,771      $   204,325     $  215,101
                                                                                ==========      ============    ==========

CASH USES:
  Capital Expenditures                                                          $   57,491      $    40,000     $   40,000
  Increase/(Decrease) in Net Working Capital                                        14,983            5,982          6,020
                                                                                ----------      -----------     ----------
TOTAL USES                                                                      $   72,474      $    45,982     $   46,020
                                                                                ==========      ===========     ==========

FREE CASH FLOW                                                                  $  104,297      $   158,343     $  169,081
                                                                                ==========================================

                                 PROJECT GIRDER
                          COST AND REVENUE ASSUMPTIONS
                       FORECAST FOR FISCAL YEARS 1998-2003

                                          1998          1999            2000           2001            2002          2003
                                      ------------   ------------   ------------   ------------   ------------   ------------
TONS OF STEEL SOLD

Bar Products                               493,000        450,000        480,000        525,000        525,000        525,000

Structural Products                      1,231,400      1,250,000      1,320,000      1,350,000      1,350,000      1,350,000

Castelite                                   10,945         15,000         20,000         20,000         20,000         20,000

Star 2000                                   34,107         40,000         40,000         40,000         40,000         40,000

Structural Mill-East                             0              0        500,000        700,000        850,000      1,000,000

Star 2000-East                                   0              0         12,000         16,000         20,000         24,000
                                      ------------   ------------   ------------   ------------   ------------   ------------

Total                                    1,769,452      1,755,000      2,372,000      2,651,000      2,805,000      2,959,000


NET SELLING PRICE

Bar Products                                351.68         351.75         353.09         365.35         377.14         377.14

Structural Products                         400.13         398.80         398.75         398.73         398.73         398.73

Castelite                                   850.00         850.00         850.00         850.00         850.00         850.00

Star 2000                                   884.49         884.49         884.49         884.49         884.49         884.49

Structual Mill-East                           0.00           0.00         397.80         406.29         410.65         414.43

Star 2000-East                                0.00           0.00         884.49         884.49         884.49         884.49


COST OF SALES

Bar Products                                287.68         289.06         289.43         289.43         289.43         289.43

Structual Products                          286.00         280.00         280.00         280.00         280.00         280.00

Castelite                                   806.00         715.00         715.00         715.00         715.00         715.00

Star 2000                                   453.90         453.90         453.90         453.90         453.90         453.90

Structural Mill-East                          0.00           0.00         325.40         306.61         285.24         266.03

Star 2000-East                                0.00           0.00         453.90         453.90         453.90         453.90

                                 PROJECT GIRDER
                          WORKING CAPITAL ASSUMPTIONS
                      FORECAST FOR FISCAL YEARS 1998 - 2003
                             (DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                HISTORICAL      PROJECTED YEARS ENDING MAY 31,
                                                             -----------------  -------------------------------
                                                               1996     1997       1998      1999         2000
                                                             -------- --------  ---------  ---------   --------
BLANCE SHEET DATA
Current Assets less Cash and Equivalents
           Accounts Receivable                               $ 49,530 $ 66,266  $  69,845  $  69,750   $ 94,737
           Inventory                                          121,791  131,034    132,880    130,721    168,760
           Prepaid Expenses                                     7,757    9,218      8,500      8,500     11,000
                                                             -------- --------  ---------  ---------   --------
                                                              179,078  206,518    211,225    208,971    274,497

Current Liabilities less Current Debt
           Accounts Payable                                  $ 34,131 $ 31,466  $  37,419  $  36,743   $ 56,100
           Accrued Expenses                                    14,470   20,681     22,779     21,897     31,351
                                                             -------- --------  ---------  ---------   --------
                                                               48,601   52,147     60,198     58,640     87,451

Working Capital Less Cash and Equivalents and Current Debt   $130,477 $154,371  $ 151,027  $ 150,331   $187,046

               CHANGE IN NET WORKING CAPITAL                          $ 23,894  $  (3,344) $    (696)  $ 36,715



Accounts Receivable as a % of Sales                                       10.7%       9.9%       9.9%       9.9%
Days Receivable                                                           39.2       36.1       36.1       36.1

Inventory as a % of Cost of Goods Sold                                    27.1%      25.6%      25.7%      23.8%
Inventory Turns                                                            3.7        3.9        3.9        4.2

Accounts Payable as a % of Cost of Goods Sold                              6.5%       7.2%       7.2%       7.9%
Days Payable                                                              23.7       26.4       26.4      289.9


                                                              PROJECTED YEARS ENDED MAY 31,
                                                              ----------------------------------
                                                                2001        2002         2003
                                                              --------    --------    ----------
BLANCE SHEET DATA
Current Assets less Cash and Equivalents
           Accounts Receivable                                $106,873    $114,159    $  120,937
           Inventory                                           183,300     189,007       193,874
           Prepaid Expenses                                     11,000      11,000        11,000
                                                              --------    --------    ----------
                                                               301,173     314,166       325,811

Current Liabilities less Current Debt
           Accounts Payable                                   $ 63,097      66,099        68,673
           Accrued Expenses                                     36,047      40,056        43,107
                                                              --------    --------    ----------
                                                                99,144     106,155       111,780

Working Capital Less Cash and Equivalents and Current Debt    $202,029    $208,011    $  214,031

               CHANGE IN NET WORKING CAPITAL                  $ 14,983    $  5,982    $    6,020



Accounts Receivable as a % of Sales                                9.9%        9.9%          9.9%
Days Receivable                                                   36.1        36.1          36.1

Inventory as a % of Cost of Goods Sold                            23.4%       23.2%         23.1%
Inventory Turns                                                    4.3         4.3           4.3

Accounts Payable as a % of Cost of Goods Sold                      8.0%        8.1%          8.2%
Days Payable                                                      29.4        29.6          29.9

The Robinson-Humphrey Company, Inc.


                                 PROJECT GIRDER
                          EBITDA MULTIPLE METHODOLOGY
                      FORECAST FOR FISCAL YEARS 1998 - 2003
                             (DOLLARS IN THOUSANDS)

                 SUMMARY
Discount Rate:                        21.00%
Multiple:                               5.5
EBITDA Terminal Value:             $307,642

Present Value of Cash Flows:       $ 34,741
Present Value of Terminal Value:   $539,133
                                   --------
Total Value:                       $573,875
                                   ========

Plus: Cash                         $ 14,291
Less: Debt                         $ 64,999
                                   --------

Equity Value:                      $523,167
                                   ========
EQUITY VALUE PER SHARE:            $  18.43


<Caption
Discount Rate                                            19.00%            20.00%            21.00%            22.00%      23.00%
---------------------------------------------------------------------------------------------------------------------------------
Present Value of Cash Flows:                          $ 44,609          $ 39,520          $ 34,741          $ 30,254    $ 26,040

Present Value of Terminal Value:
                                    4.0 x             $433,335          $412,115          $392,097          $373,204    $355,365
                                    4.5               $487,502          $463,629          $441,109          $419,855    $399,786
                                    5.0               $541,669          $515,143          $490,121          $466,505    $444,207
Multiple                            5.5               $595,836          $566,658          $539,133          $513,156    $488,627
                                    6.0               $650,003          $618,172          $588,145          $559,806    $533,048
                                    6.5               $704,170          $669,686          $637,157          $606,457    $577,469
                                    7.0               $758,336          $721,201          $686,170          $653,108    $621,889

Total Value:

                                    4.0 x             $477,944          $451,634          $426,838          $403,458    $381,405
                                    4.5               $532,110          $503,149          $475,850          $450,109    $425,825
                                    5.0               $586,277          $554,663          $524,862          $496,759    $470,246
Multiple                            5.5               $640,444          $606,177          $573,875          $543,410    $514,667
                                    6.0               $694,611          $657,692          $622,887          $590,060    $559,087
                                    6.5               $748,778          $709,206          $671,899          $636,711    $603,508
                                    7.0               $802,945          $760,720          $720,911          $683,362    $647,929

Equity Value:
                                    4.0 x             $427,236          $400,926          $376,130          $352,750    $330,697
                                    4.5               $481,402          $452,441          $425,142          $399,401    $375,117
                                    5.0               $535,569          $503,955          $474,154          $446,051    $419,538
Multiple                            5.5               $589,736          $555,469          $523,167          $492,702    $463,959
                                    6.0               $643,903          $606,984          $572,179          $539,352    $508,379
                                    6.5               $698,070          $658,498          $621,191          $586,003    $552,800
                                    7.0               $752,237          $710,012          $670,203          $632,654    $597,221

Equity Value Per Share:
                                    4.0 x             $  15.05          $  14.12          $  13.25          $  12.43    $  11.65
                                    4.5               $  16.96          $  15.94          $  14.98          $  14.07    $  13.21
                                    5.0               $  18.87          $  17.75          $  16.70          $  15.71    $  14.78
Multiple                            5.5               $  20.78          $  19.57          $  18.43          $  17.36    $  16.34
                                    6.0               $  22.68          $  21.38          $  20.16          $  19.00    $  17.91
                                    6.5               $  24.59          $  23.20          $  21.88          $  20.64    $  19.47
                                    7.0               $  26.50          $  25.01          $  23.61          $  22.29    $  21.04

Implied Total Value/Fiscal 1997 EBITDA Multiple:

                                    4.0 x                  4.6 x             4.4 x             4.1 x             3.9 x       3.7 x
                                    4.5                    5.2 x             5.9               4.6               4.4         4.1
                                    5.0                    5.7               5.4               5.1               4.8         4.6
Multiple                            5.5                    6.2               5.9               5.6               5.3         5.0
                                    6.0                    6.7               6.4               6.0               5.7         5.4
                                    6.5                    7.3               6.9               6.5               6.2         5.9
                                    7.0                    7.8               7.4               7.0               6.6         6.3

The Robinson-Humphrey Company, Inc.



                                 PROJECT GIRDER

 SELECTED M&A TRANSACTION PREMIUMS FOR MINORITY INTEREST ACQUISITIONS IN GOING
                              PRIVATE TRANSACTIONS

                                1/1/92 - 6/18/97

                                                                                                        VALUE OF            PRICE
                                                                                                      TRANSACTION PERCENT    PER
DATE       ACQUIROR                      TARGET                         TARGET BUSINESS DESCRIPTION      ($MM)    SOUGHT    SHARE
-------- -------------                   ------                         ---------------------------    -------    ------   -------
06/25/92 Katy Holdings                   Katy Industries, INc.          Mnfr industrial machinery        190.047  48.1%    25.75
07/29/92 Investor Group                  Fretter Inc                    Home appliances, electronics     102.182  24.0%     4.00
01/04/93 Investor Group                  United Medical Corp            Whl medical supplies              19.473  48.0%     9.50
02/19/93 National Mutual Insurance Co.   Celina Financial Corp          Insurance Agents                   7.482  44.4%     5.80
08/12/93 REMEC Inc                       Humphrey Inc                   Mnfr precision instruments        10.302  48.5%     6.00
04/28/94 Investor Group                  Enquirer/Star Group Inc        Publish tabloid newspapers      1067.888  43.0%    17.50
09/13/94 Investor Group                  LDB Corp                       Mnfr mobile homes; whl carpets    17.766  31.0%     7.50
11/15/94 Freeman Spogli & Co             Koll Management Services(Koll) Real estate management svcs      109.062  48.0%    33.20
03/15/95 LinPac Mouldings Ltd            Ropak Corp                     Manufacture plastic containers    79.638  45.2%    11.00
05/19/95 BIC SA                          Bic Corp (BIC SA)              Mnfr writing instruments         906.058  22.0%    40.50
08/25/95 Berkshire Hathaway Inc.         GEICO Corp.                    Insurance and financial svcs    5441.824  47.6%    70.00
08/30/95 Investor Group                  Syms Corp                      Own, op men's clothing store     160.687  22.0%     8.75
09/26/95 SCOR                            SCOR US Corp (SCOR SA)         Reinsurance holding company      386.745  20.0%    15.25
11/06/95 Investor Group                  NPC International Inc          Own and operate restaurants      298.189  38.0%     9.00
03/29/96 Equity Holdings Ltd             Great American Mgmt & Invt Inc Invt advice and financial svcs   746.409  12.1%    50.00
05/27/96 Novartis AG                     SyStemix Inc (Sandoz AG)       Mnfr, dvlp cellular processes    401.596  26.3%    19.50
06/21/96 Seaboard Acquisition Partners   Seaboard Oil Co                Oil and gas exploration, prodn    10.769  29.0%     9.75
10/03/96 Electromagnetic Sciences        LXE                            Radio control devices             13.500  28.0%    13.13
10/10/96 Renco Group Inc                 WCI Steel Inc(Renco Group Inc) Manufacture steel                437.182  15.5%    10.00
11/20/96 Andrews Group Inc               Toy Biz Inc                    Mnfr games and toys              452.237  33.0%    22.50
11/27/96 JW Childs Equity Partners LP    Central Tractor Farm & Country Own, op tractor, hardware stores 169.606  34.6%    14.25
01/21/97 Mafco Holdings Inc              Mafco Consolidated Grp(Mafco)  Mnfr cosmetics, beauty products  980.318  15.0%    33.50
 Pending Gold Kist                       Golden Poultry Company         Poultry Processing               230.600  25.5%    14.25
                                                                                                         AVERAGE  32.6%
                                                                                                         MEDIAN   31.0%

                                                                                                          PREMIUM       PREMIUM
                                                                                                           1 DAY        1 WEEK
                                                                                                          PRIOR TO     PRIOR TO
                                                                                                        ANNOUNCEMENT ANNOUNCEMENT
DATE       ACQUIROR                      TARGET                         TARGET BUSINESS DESCRIPTION         DATE         DATE
-------- -------------                   ------                         ---------------------------     ------------ -----------
06/25/92 Katy Holdings                   Katy Industries, INc.          Mnfr industrial machinery          53.7%         51.5%
07/29/92 Investor Group                  Fretter Inc                    Home appliances, electronics       77.8         100.0
01/04/93 Investor Group                  United Medical Corp            Whl medical supplies               49.0          52.0
02/19/93 National Mutual Insurance Co.   Celina Financial Corp          Insurance Agents                   16.0          36.5
08/12/93 REMEC Inc                       Humphrey Inc                   Mnfr precision instruments         18.5          14.3
04/28/94 Investor Group                  Enquirer/Star Group Inc        Publish tabloid newspapers         20.7          20.7
09/13/94 Investor Group                  LDB Corp                       Mnfr mobile homes; whl carpets     42.9          42.9
11/15/94 Freeman Spogli & Co             Koll Management Services(Koll) Real estate management svcs       107.5         107.5
03/15/95 LinPac Mouldings Ltd            Ropak Corp                     Manufacture plastic containers      4.8           6.0
05/19/95 BIC SA                          Bic Corp (BIC SA)              Mnfr writing instruments           13.3          12.5
08/25/95 Berkshire Hathaway Inc.         GEICO Corp.                    Insurance and financial svcs       25.6          23.1
08/30/95 Investor Group                  Syms Corp                      Own, op men's clothing store       11.1           9.4
09/26/95 SCOR                            SCOR US Corp (SCOR SA)         Reinsurance holding company        37.1          35.6
11/06/95 Investor Group                  NPC International Inc          Own and operate restaurants        44.0          44.0
03/29/96 Equity Holdings Ltd             Great American Mgmt & Invt Inc Invt advice and financial svcs      2.6           4.2
05/27/96 Novartis AG                     SyStemix Inc (Sandoz AG)       Mnfr, dvlp cellular processes       4.7          69.6
06/21/96 Seaboard Acquisition Partners   Seaboard Oil Co                Oil and gas exploration, prodn     11.4          11.4
10/03/96 Electromagnetic Sciences        LXE                            Radio control devices              22.1          14.1
10/10/96 Renco Group Inc                 WCI Steel Inc(Renco Group Inc) Manufacture steel                  17.6          29.0
11/20/96 Andrews Group Inc               Toy Biz Inc                    Mnfr games and toys                29.5          25.9
11/27/96 JW Childs Equity Partners LP    Central Tractor Farm & Country Own, op tractor, hardware stores   17.5          17.5
01/21/97 Mafco Holdings Inc              Mafco Consolidated Grp(Mafco)  Mnfr cosmetics, beauty products    23.5          23.5
 Pending Gold Kist                       Golden Poultry Company         Poultry Processing                 28.1          31.0

                                                                                                AVERAGE    29.5          34.0
                                                                                                MEDIAN     22.1          25.9


                                                                                                             PREMIUM
                                                                                                             4 WEEKS
                                                                                                             PRIOR TO
                                                                                                           ANNOUNCEMENT
DATE       ACQUIROR                      TARGET                         TARGET BUSINESS DESCRIPTION            DATE
-------- -------------                   ------                         ---------------------------       ------------
06/25/92 Katy Holdings                   Katy Industries, INc.          Mnfr industrial machinery              46.1%
07/29/92 Investor Group                  Fretter Inc                    Home appliances, electronics           52.4
01/04/93 Investor Group                  United Medical Corp            Whl medical supplies                   49.0
02/19/93 National Mutual Insurance Co.   Celina Financial Corp          Insurance Agents                       36.5
08/12/93 REMEC Inc                       Humphrey Inc                   Mnfr precision instruments             45.5
04/28/94 Investor Group                  Enquirer/Star Group Inc        Publish tabloid newspapers              7.7
09/13/94 Investor Group                  LDB Corp                       Mnfr mobile homes; whl carpets         42.9
11/15/94 Freeman Spogli & Co             Koll Management Services(Koll) Real estate management svcs           114.2
03/15/95 LinPac Mouldings Ltd            Ropak Corp                     Manufacture plastic containers          4.8
05/19/95 BIC SA                          Bic Corp (BIC SA)              Mnfr writing instruments               28.6
08/25/95 Berkshire Hathaway Inc.         GEICO Corp.                    Insurance and financial svcs           25.3
08/30/95 Investor Group                  Syms Corp                      Own, op men's clothing store           25.0
09/26/95 SCOR                            SCOR US Corp (SCOR SA)         Reinsurance holding company            38.6
11/06/95 Investor Group                  NPC International Inc          Own and operate restaurants            33.3
03/29/96 Equity Holdings Ltd             Great American Mgmt & Invt Inc  Invt advice and financial svcs         3.6
05/27/96 Novartis AG                     SyStemix Inc (Sandoz AG)       Mnfr, dvlp cellular processes          59.2
06/21/96 Seaboard Acquisition Partners   Seaboard Oil Co                Oil and gas exploration, prodn         39.3
10/03/96 Electromagnetic Sciences        LXE                            Radio control devices                  19.3
10/10/96 Renco Group Inc                 WCI Steel Inc(Renco Group Inc) Manufacture steel                      77.8
11/20/96 Andrews Group Inc               Toy Biz Inc                    Mnfr games and toys                    20.0
11/27/96 JW Childs Equity Partners LP    Central Tractor Farm & Country Own, op tractor, hardware stores       18.8
01/21/97 Mafco Holdings Inc              Mafco Consolidated Grp(Mafco)  Mnfr cosmetics, beauty products        27.6
 Pending Gold Kist                       Golden Poultry Company         Poultry Processing                     29.5

                                                                                                AVERAGE        36.7%
                                                                                                MEDIAN         33.3%


Source:  Securities Data Company, Inc.

The Robinson-Humphrey Company, Inc.

                                PROJECT GIRDER
          IMPLIED VALUATION ANALYSIS UTILIZING SELECTED PREMIUMS FROM
                 MINORITY INTEREST/GOING PRIVATE TRANSACTIONS
                            (DOLLARS IN THOUSANDS)

                                                                                                   AVERAGE PREMIUM
                                                                               -----------------------------------------------------
                                                    GIRDER        IMPORTANCE     1 DAY PRIOR        1 WEEK PRIOR      4 WEEKS PRIOR
       VALUATION PARAMETER [1]                      VALUE         WEIGHTING    TO ANNOUNCEMENT    TO ANNOUNCEMENT    TO ANNOUNCEMENT
---------------------------------------------    ----------    --------------  ---------------    --------------     ---------------
Stock Price 1 Day Prior to Announcement           $12.88            35.0%          29.5 %
Stock Price 1 Week Prior to Announcement           12.38            35.0%                              34.0%
Stock Price 4 Weeks Prior to Announcement          11.63            30.0%                                                  36.7%




                                                                         Implied
                                                                          Equity
                                                    Implied               Value
                                                     Equity                Per
       VALUATION PARAMETER [1]                       Value               Share [1]
---------------------------------------------     -----------          ------------
Stock Price 1 Day Prior to Announcement            $473,656               $16.68
Stock Price 1 Week Prior to Announcement            471,040                16.58
Stock Price 4 Weeks Prior to Announcement           451,510                15.90

                      Weighted Average:            $466,097               $16.41
                      Unweighted Average:          $465,402               $16.39
                      =============================================================

---------------------------
* Excluded from the unweighted average.

[1] Announcement of merger discussions occurred on 5/22/97.

The Robinson-Humphrey Company, Inc.


PROJECT GIRDER
ADJUSTED BOOK VALUE ANALYSIS
-------------------------------------------------------------------------------


    INPUTS

    5/31/97      Tangible Book Value [1]             $267,779                   5/31/97 Shares           28,404

    5/31/97      Accumulated                         $308,539
                    Depreciation
    ============================================================================================================


                                              Percent of Accumulated Depreciation Added Back
                                 -----------------------------------------------------------------------------
                                   75.0%           80.0%         85.0%        90.0%        95.0%      100.0%
                                 =============================================================================

Tangible Book Value [1]          $267,779        $267,779      $267,779     $267,779     $267,779    $267,779
Depreciation Add-Back             231,269         246,687       262,105      277,523      292,941     308,359
                                 -----------------------------------------------------------------------------
Adjusted Book Value              $499,048        $514,466      $529,884     $545,302     $560,720    $576,138
                                 =============================================================================
Adjusted B.V. per Share          $  17.57        $  18.11      $  18.66     $  19.20     $  19.74    $  20.28
                                 =============================================================================

--------------------------------------
[1] Excludes goodwill, commissioning costs and other assets of $58.5 million.

The Robinson-Humphrey Company, Inc.


PROJECT GIRDER
VALUATION ANALYSIS USING ANNUAL TONS CAPACITY
-------------------------------------------------------------------------------
(Dollars in Millions)

NEW STEEL PLANT CONSTRUCTIONS
-----------------------------                                         Tons/Yr.                  $/
                                                   $MM                  000s                    Ton
                                                 -------            -----------              --------
Steel Dynamics-Butler, Indianan                    $290.0                1,400                $207.14

IPSCO-Muscatine, Iowa                              $360.0                1,300                $276.92

Nucor Berkeley                                     $525.0                1,800                $291.67

Gallatin Steel                                     $410.0                1,200                $341.67

CHAPARRAL-STRUCTURAL MILL EAST                     $390.0                1,000                $390.00
                                                                                             --------

                                                            AVERAGE                           $301.48
                                                            =========================================


IMPLIED VALUATION USING AVERAGE $MM/TON


 Girder
Tons/Yr.                  $/    .          Firm               Net              Equity              Per
  000s         x          Ton       =      Value      -       Debt      =      Value      or      Share
   1,605                 $301.48          $483,831           $50,708          $433,123            $15.25
=========================================================================================================

The Robinson-Humphrey Company, Inc.


PROJECT GIRDER
DILUTION ANALYSIS BASED ON LTM FINANCIALS
--------------------------------------------------------------------------
(Dollars in Millions)


ASSUMPTIONS
Purchase Price per Share                                          $  15.00
Girder Shares Not Already Owned By Star                              4,404
Equity Purchase Price                                             $ 66,056

Pro Rata Book Value                                               $ 50,583
Asset Write-Up Adjustment                                              0.0%
Adjusted Pro Rata Book Value                                      $ 50,583
Goodwill Created                                                  $ 15,472
==========================================================================

Star LTM Net Income                                               $ 73,280
==========================================================================

Star LTM Pretax Income                                            $120,885

Plus: Eliminate LTM Girder Minority Int.                             7,831
      Public Company Expense Savings                                   500
                                                                  --------
                                                                     8,331

Less: Incremental Interest Expense on Borrowed Funds @ 7.5%          4,954
                                                                  --------
Pro Forma Pretax Income Before Goodwill Amortization               124,262

            Tax Effect @ 39.4% (LTM Effective Tax Rate)             48,935
                                                                  --------
Pro Forma Net Income Before Goodwill Amortization                   75,327

Non-Deductible Goodwill Amortization (15 Years)                      1,031
                                                                  --------
Pro Forma Net Income                                              $ 74,296
                                                                  ========
                        ACCRETION/DILUTION                             1.4%
                        ==================================================


SENSITIVITY TABLE
-----------------

                                                  PURCHASE PRICE
                                  ----------------------------------------------
                                     $15.00    $16.00   $17.00  $18.00  $19.00
                          ------------------------------------------------------
                            0.0%       1.4%      0.7%     0.0%  (0.6%)  (1.3%)
               ASSET       20.0%       2.3%      1.6%     1.0%   0.3%   (0.4%)
              WRITE-UP     40.0%       3.2%      2.6%     1.9%   1.2%    0.5%
             ADJUSTMENT    60.0%       4.1%      3.5%     2.8%   2.1%    1.5%
                           80.0%       5.1%      4.4%     3.7%   3.0%    2.4%
                          100.0%       6.0%      5.3%     4.6%   4.0%    3.3%
                          ------------------------------------------------------

PROJECT GIRDER

Analysis of Projected Earnings
--------------------------------------------------------------------------------

                                                                   Present         Equity
                         Projected     Assumed        2003          Value          Value
          Probability      2003         P/E          Equity       Discounted        per
           Weighting     Earnings      Multiple      Value          @ 20%          Share
          -----------   ----------    ----------  ------------    -----------     --------
Case 1          25.0%     $134,441        11.0 X   $1,478,851      $495,264        $17.44

Case 2          25.0%       93,355        11.0      1,026,905       343,908         12.11

Case 3          25.0%      171,056        11.0      1,881,616       630,149         22.19

Case 4          25.0%       58,782        11.0        646,602       216,546          7.62
                                                                    -------        ------
                                WEIGHTED AVERAGE                   $421,467        $14.84
                                =========================================================


The Robinson-Humphrey Company, Inc.


PROJECT GIRDER
RETURN ANALYSIS BASED ON INITIAL PURCHASE AT IPO
-------------------------------------------------------------------------------
(Dollars in Thousands)


IPO Price 7/88        $15.00
=============================

                                 Annual Compounded Rate of Return
                     ----------------------------------------------------
                      1.0%     2.0%      3.0%     4.0%     5.0%     6.0%
                     ----------------------------------------------------
Implied 7/97 Price   $16.41   $17.03    $19.57   $21.35    $23.27  $25.34
                     ----------------------------------------------------